Provisions	12 Months Ended
Dec. 31, 2021
Disclosure Of Provision [Abstract]
Provisions [Text Block]

11)       Provisions

a)    Provision for litigation claims

By their nature, contingencies will only be confirmed by the occurrence or non-occurrence of one or more uncertain future events. The assessment of contingencies inherently involves the exercise of significant judgments and estimates of the outcome of future events.

The Company, through its subsidiaries, is party to legal proceedings in the ordinary course of its operations. The Company's management, outside legal advisors, and other subject matter experts assess the potential outcome of these proceedings. Accordingly, the Company establishes provisions for future disbursements considered probable.

At December 31, 2021, based on developments in the respective hearings, the Company recognized a provision of $314 (December 31, 2020 - $928) primarily due to legal proceedings regarding labour matters. The outcome of each case remains dependent on the final judgment, with $55 expected to be incurred in the next 12 months. Refer to note 18.

b)    Provision for environmental compensation

In accordance with the terms of the Company's environmental license for its Maracás Menchen Mine, the Company recognized a provision for future social and environmental compensation. Following the direction of the Secretary of the Environment for the state of Bahia, Brazil, the Company will be required to fund social or environmental projects. At December 31, 2021, the Company recognized a provision of $496, with the full $496 expected to be incurred within the next 12 months (December 31, 2020 - $368).

c) Provision for closure and reclamation

The following table presents the reconciliation of the beginning and ending aggregate carrying amount of the provision for closure and reclamation associated with the retirement of the Company's projects:

	Maracás Menchen	Currais Novos
	Mine	Tungsten	Total
Balance at December 31, 2019	$5,578	$575	$6,153
Changes in estimated cash flows and discount rates	496	30	526
Accretion	149	13	162
Effect of foreign exchange	(1,338)	(136)	(1,474)
Balance at December 31, 2020	$4,885	$482	$5,367
Changes in estimated cash flows and discount rates	(879)	11	(868)
Accretion	132	15	147
Effect of foreign exchange	(314)	(34)	(348)
Balance at December 31, 2021	$3,824	$474	$4,298

The Company makes a provision for the future cost of rehabilitating mine sites and related production facilities on a discounted basis on the development of mines or installation of those facilities. The rehabilitation provision represents the present value of estimated future rehabilitation costs relating to mine sites. These provisions have been created based on the Company's internal estimates. Assumptions, including an inflation rate of 3.00% (December 31, 2020 - 3.25%) and a nominal discount rate of 7.00% (December 31, 2020 - 6.00%), have been made which management believes are a reasonable basis upon which to estimate the future liability.

The provision for closure and reclamation of the Maracás Menchen Mine at December 31, 2021 is based on a total anticipated liability of R$46,223 ($8,283) (December 31, 2020 - R$45,671 ($8,787)) and is expected to be incurred between 2041 and 2046 (December 31, 2020 - between 2042 and 2046).

The provision for closure and reclamation of the Currais Novos Tungsten project at December 31, 2021 is based on an anticipated liability of approximately R$3,058 ($548) (December 31, 2020 - R$2,768 ($533)), with reclamation expected to be incurred between 2024 and 2028 (December 31, 2020 - between 2023 and 2027).

At December 31, 2021, the Company recognized a provision of $362 (December 31, 2020 - $nil) to remove infrastructure from a location that Largo Clean Energy had secured access to for product testing purposes. These costs are expected to be incurred within the next 12 months.